UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): May 3, 2022

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.
On May 4, 2022, Carlisle Companies Incorporated (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders adopted an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) to eliminate enhanced voting rights for holders of shares of the Company’s common stock that satisfy certain criteria and provide for one vote for each outstanding share. The Charter Amendment is more fully described under “Proposal 2: Adoption of Amendment to the Company’s Restated Certificate of Incorporation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2022 (the “Proxy Statement”), and this description is incorporated by reference in this Current Report on Form 8-K (this “Report”). The Charter Amendment was effective upon the filing of the Company’s Amended and Restated Certificate of Incorporation that includes the Charter Amendment (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware on May 4, 2022. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 to this Report and is incorporated herein by this reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Incentive Compensation Program (the “2022 Incentive Compensation Program”), which had been previously approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval, to increase the total number of shares of the Company’s common stock available for issuance thereunder by an additional 1,200,000 shares. The 2022 Incentive Compensation Program is more fully described under “Proposal 4: Approval of the Company’s Incentive Compensation Program” in the Proxy Statement, which description is incorporated herein by reference. A copy of the 2022 Incentive Compensation Program is attached as Exhibit 10.1 to this Report and is incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 3, 2022, the Board approved amendments to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to (i) change references from “chairman” to “chair” and (ii) eliminate certain references that are no longer applicable following the effectiveness of the Charter Amendment. The amendments to the Amended and Restated Bylaws became effective immediately upon the effectiveness of the Charter Amendment. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Report and is incorporated herein by this reference.
The disclosure in Item 3.03 of this Report related to the Charter Amendment is incorporated herein by this reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders (i) elected all three of the directors nominated by the Board, (ii) adopted the Charter Amendment, (iii) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022, (iv) approved the 2022 Incentive Compensation Program and (v) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2021 as disclosed in the Proxy Statement. Each of these proposals is further described in the Proxy Statement. Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
Proposal 1. Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robin J. Adams	46,941,045	1,540,887	163,392	2,716,000
Jonathan R. Collins	44,599,002	2,562,199	1,484,123	2,716,000
D. Christian Koch	46,379,956	2,079,693	185,675	2,716,000

Proposal 2. Adoption of the Charter Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,333,222	141,439	170,663	2,716,000
Proposal 3. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
51,176,876	41,641	142,807
Proposal 4. Approval of the 2022 Incentive Compensation Program:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,966,781	2,493,662	184,881	2,716,000
Proposal 5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,652,943	3,739,670	252,711	2,716,000

Item 9.01.	Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Incorporation of Carlisle Companies Incorporated.
3.2	Amended and Restated Bylaws of Carlisle Companies Incorporated.
10.1	Carlisle Companies Incorporated Incentive Compensation Program, as amended and restated effective January 1, 2022.
104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 5, 2022	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer